SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)

 Filed by the Registrant [X]
 Filed by a Party other than the Registrant [ ]

 Check the appropriate box:
 [ ]  Preliminary Proxy Statement            [ ]  Confidential, for Use of the
 [X]  Definitive Proxy Statement                  Commission Only (as permitted
 [ ]  Definitive Additional Materials             by Rule 14a-6(e)(2))
 [ ]  Soliciting Material Pursuant to Section
      240.14a-11(c) or Section 240.14a-12


                             INFODATA SYSTEMS INC
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
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

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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
                             INFODATA SYSTEMS INC.

                            Corporate Headquarters
                             12150 Monument Drive
                            Fairfax, Virginia 22033

                       --------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  to be held
                               November 5, 1997

                       --------------------------------


A Special Meeting of the Shareholders of Infodata Systems Inc. (the "Company") will be held at the Company's Corporate Headquarters on November 5, 1997, at 10:00 a.m. for the following purposes:


1. To approve an amendment to the Company's 1995 Stock Option Plan that would reserve five hundred thousand (500,000) additional shares of the Company's common stock, par value $.03 per share (the "Common Stock"), for issuance to employees, officers, directors, consultants and others under such Plan.

2. To transact such other business as may properly come before the meeting or any adjournment thereof.


Shareholders of record as of the close of business on September 25, 1997, are entitled to notice of, and to vote at, the meeting. You are requested to sign, date, and return the accompanying proxy card in the enclosed, self-addressed envelope. You may withdraw your Proxy at the meeting if you are present and desire to vote your shares in person.


                                    By order of the Board of Directors


                                    Harry Kaplowitz, President


Dated:  Fairfax, Virginia
        September 26, 1997


       YOUR VOTE IS IMPORTANT, PLEASE RETURN YOUR SIGNED PROXY PROMPTLY.
                             INFODATA SYSTEMS INC.
                                PROXY STATEMENT

GENERAL INFORMATION

     The enclosed Proxy is solicited by the Company's Board of Directors. It may be revoked in writing at any time by written notice delivered to the President of the Company before it is voted or it may be withdrawn at the meeting and voted in person. If not revoked or withdrawn, the shares represented by the

Proxy will be voted in the manner directed therein. If a choice is not specified, the Proxy will be voted FOR the proposed amendment to the Company's 1995 Stock Option Plan providing for the reservation of 500,000 additional shares for issuance to employees, officers, directors, consultants and others under that Plan.

     A majority of the vote of shareholders present in person or by proxy is required for the proposed amendment to the 1995 Stock Option Plan. On September 25, 1997, the record date for eligibility to vote, the Company had 2,727,412 outstanding shares of Common Stock. Each share of Common Stock outstanding is entitled to one vote. No other class of securities is issued or outstanding.

     A majority of the votes entitled to be cast on matters to be considered at the meeting constitutes a quorum. If a share is represented for any purpose at the meeting, it is deemed to be present for quorum purposes for the remainder of the meeting or adjournments thereof. Abstentions and broker non-votes (where a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto) are counted only for purposes determining whether a quorum is present.

     Votes cast by proxy or in person at the annual meeting will be tabulated by the inspectors of election appointed by the Company for the meeting. The number of shares represented at the meeting in person or by proxy will determine whether or not a quorum is present. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote by the inspectors of election with respect to that matter. Abstentions, broker non-votes, and withheld votes are voted neither "for" nor "against" a proposal, but are counted in the determination of a quorum.


     PROPOSAL NO. 1 - APPROVAL OF AMENDMENT TO THE 1995 STOCK OPTION PLAN

     The shareholders of the Company are being asked to approve an amendment to the Company's 1995 Stock Option Plan (the "1995 Plan" or the "Plan") to increase from 1,011,000 to 1,511,000 the number of shares of Common Stock reserved for issuance under the Plan. The following description of the 1995 Plan is qualified in its entirety by reference to the 1995 Plan, a copy of which is attached as Exhibit A.

BACKGROUND

     In 1995, the Board of Directors adopted and the Company's shareholders approved the 1995 Plan, which (i) consolidated the Company's 1991 Incentive Stock Option Plan and 1992 Non-Qualified Stock Option Plan and (ii) provided for the automatic grant of stock options to the members of the Compensation Committee of the Company's Board of Directors. A total of 1,011,000 shares of Common Stock were authorized for issuance under options granted under the 1995 Plan at exercise prices which are not less than 100% of the fair market value of the underlying shares on the date of grant of the option. As of May 28, 1997, there were no additional shares available for the granting of additional options in the future.

     The purpose of the 1995 Plan is to attract, retain and motivate directors, officers, selected employees and consultants of the Company, as well as officers and selected employees of any subsidiary thereof, by affording them an opportunity to acquire a proprietary interest in the Company and to thereby create in such persons an increased interest and a greater concern for the welfare of the Company. Because no additional shares are available for issuance under the 1995 Plan, the approval of the amendment to the Plan will enable the Company to continue offering a valuable incentive to existing and future personnel and representatives of the Company.

     The Plan is  unfunded,  is not a  "qualified  plan" within the meaning of
Section  401(a)  of the  Code
and is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

PLAN ADMINISTRATION

     The 1995 Plan is administered by the Compensation Committee of the Company's Board of Directors (the "Committee"), which consists of not less than two members of the Board of Directors who qualify as "non-employee directors" of the Company within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"). The present members of the Committee are Laurence C. Glazer, Isaac M. Pollak and Millard H. Pryor, Jr. The Committee administers the 1995 Plan so as to conform with the provisions of Rule 16b-3.

AUTHORIZED SHARES

     Subject to possible adjustment in the event of a recapitalization, stock split or similar transaction, a total of 1,011,000 shares of Common Stock may be issued upon the exercise of options granted under the 1995 Plan. The proposed amendment to the 1995 Plan calls for the authorization of an additional 500,000 shares of Common Stock over the amount previously authorized for issuance under the 1995 Plan. Options to purchase an aggregate of 1,108,284 shares of Common Stock under the 1995 Plan have been issued in the past, of which options to purchase 270,471 shares have been exercised and options to purchase 49,264 shares have either terminated or lapsed. As of September 25, 1997, options to purchase a total of 837,813 shares of Common Stock under the 1995 Plan, at prices ranging from $1.085 to $11.00 per share, were outstanding. Therefore, options to purchase 97,284 shares have been granted which are in excess of the total amount of shares previously authorized by shareholders for possible issuance under the 1995 Plan. However, of the currently outstanding options, options for only 517,104 shares are currently vested and exercisable. The exercisability and vesting of options to purchase a total of 97,284 shares is specifically conditioned upon shareholder approval of the proposed amendment to the 1995 Plan increasing the number of shares authorized for possible issuance thereunder.

     The 1995 Plan provides that if any shares underlying outstanding options cease to be subject to purchase thereunder due to expiration or termination of the options, such shares thereafter will be available to underlie newly granted options under the 1995 Plan.

ELIGIBILITY AND PARTICIPATION

     Options may be granted under the 1995 Plan to four categories of optionees: (i) certain selected employees and officers of the Company or any subsidiary thereof who are regularly employed on a salaried basis (the "Officer/Employee Participants"); (ii) directors of the Company, other than members of the Committee, who are not officers or employees of the Company (the "Director Participants"); (iii) consultants or advisors to the Company, provided that the services rendered by such persons are not in connection with the offer or sale of securities in a capital-raising transaction (the "Consultant Participants"); and (iv) members of the Committee (the "Committee Participants").

     The Committee has the authority and discretion to determine the Officer/Employee Participants, the Director Participants and the Consultant Participants and the terms of the options to be granted under the 1995 Plan to such persons. Those three categories of optionees are hereinafter referred to as the "Grant Participants." The Committee has no authority or discretion under the 1995 Plan with respect to options granted to Committee Participants, as the identity of such optionees and the terms of the options granted to them are fixed by the terms of the 1995 Plan.

OPTIONS FOR GRANT PARTICIPANTS

     Options granted to Grant Participants may either be incentive stock options ("Incentive Options") within the meaning of Section 422 of the Code or options that do not meet the requirements for

Incentive Options ("Non-Qualified Options"), provided that Incentive Options may be granted only to Officer/Employee Participants. The Committee has the authority to grant options to Grant Participants during the ten-year period following the date on which the 1995 Plan was approved by the holders of a majority of the Company's outstanding shares of Common Stock and Preferred Stock voting as a single class. Grant Participants receiving options may not sell or otherwise dispose of any Common Stock acquired upon the exercise of such options for a period of six months following the date of grant of the options.

     The terms of each option will be set forth in a stock option agreement entered into by the Company with the optionee. The exercise price will be not less than 100% of the fair market value per share of the Common Stock on the date of grant; provided, however, that in the case of an Incentive Option granted to a person who owns more than 10% of the Company's outstanding shares, the exercise price will be not less than 110% of the fair market value per share on the date of grant. The fair market value of the Common Stock is the average of the high and low sale prices of the Common Stock on the date of such determination or, if there are no sales on such date, the average reported closing bid and asked prices for a share on such date. If the shares are not listed on a national securities exchange or quoted by NASDAQ, the fair market value of the Common Stock will be determined in good faith by the Committee.

     The exercise price of an option is payable upon the exercise thereof and may be made (i) in cash; (ii) by a commitment by a broker-dealer to pay to the Company that portion of any sale proceeds receivable by the optionee upon exercise of the option and sale of underlying shares; or (iii) in the discretion of the Committee, by delivery to the Company of shares of Common Stock owned by the optionee and valued as of the business day immediately preceding the date of exercise of the option.

     Options vest and become exercisable upon the dates and in the amounts set forth in the particular stock option agreement between the Company and the optionee. Under the 1995 Plan, options expire not later than five years from the date of grant of the option. In the event of the death or termination of employment due to disability of an optionee, the option vests in full and becomes immediately exercisable and remains exercisable for one year after the date of such death or termination of employment (but not after the expiration or termination of the option). In the event an Officer/Employee Participant retires, the options held by such optionee vest in full and become immediately exercisable and remain exercisable for three months after such termination of employment (but not after the expiration or termination of the option). If the employment of an Officer/Employee Participant is terminated for any reason other than death, disability or retirement, such optionee has the right to exercise the option, to the extent it is exercisable, for 30 days after such termination of employment (but not after the expiration or termination of the option). In the event a Director Participant ceases to be a director of the Company, such optionee has the right to exercise the option, to the extent it is exercisable, for 90 days after the date of such cessation of directorship (but not after the expiration or termination of the option).

OPTIONS FOR COMPENSATION COMMITTEE MEMBERS

     During the ten-year term of the 1995 Plan, a Non-Qualified Option to purchase 2,000 shares of Common Stock will be granted to each member of the Compensation Committee (i) on the date that such director commences service on the Committee and (ii) on the date of any subsequent Annual Meeting of Shareholders of the Company at which the director is elected and appointed or reappointed to serve on the Committee. Such grants occur automatically under the 1995 Plan and the options become fully exercisable immediately upon grant as to all of the shares covered thereby. Committee Participants may not sell or otherwise dispose of any Common Stock acquired upon the exercise of an option for a period of six months following the date of grant.

     The exercise price of options granted to Committee Participants will be equal to the fair market value per share of the Common Stock as of the date the option is granted. The exercise price may be paid by any of the methods described above with respect to options exercised by Grant Participants. Options granted to Committee Participants expire five years from the date of grant; provided, however, that such options will earlier expire 90 days after the Committee Participant ceases to be a director of the Company. In the event of the death of any Committee Participant, however, the estate of the Committee Participant will have the right for one year after the date of death (but not after the expiration or termination of the option) to exercise such Committee Participant's options.

OPTIONS FOR EMPLOYEES AND CONSULTANTS OF AMBIA CORPORATION

     On July 22, 1997, the Company acquired 100% of the issued and outstanding capital stock of AMBIA Corporation, a California corporation ("AMBIA"), through the issuance of 400,000 shares of the Company's common stock, par value $.03 per share (the "Common Stock"), to AMBIA's shareholders, Alan Fisher and Razi Mohiuddin (collectively, the "AMBIA Shareholders"). The acquisition was accomplished by means of a merger (the "Merger") of AMBIA Acquisition Corporation, a Delaware corporation ("Acquisition") and wholly-owned subsidiary of the Company, with and into AMBIA, pursuant to the terms of the Agreement of Merger and Plan of Reorganization, dated as of July 22, 1997 (the "Agreement"), by and among the Company, AMBIA, the AMBIA Shareholders, Software Partners, Inc., a Delaware corporation ("SPI"), and Acquisition.

     As a result of the Merger, all of the issued and outstanding shares of AMBIA were exchanged for and converted into 400,000 shares of the Company's Common Stock, with one share paid to the AMBIA Shareholders in cash in lieu of a fractional share, 339,999 shares delivered to the Shareholders and 60,000 shares delivered to an escrow agent. In addition, each outstanding option ("AMBIA Stock Option") to purchase shares of AMBIA common stock under the former AMBIA Equity Incentive Plan (as defined in the Merger Agreement) was converted into an option ("Replacement Option") to acquire, on the same terms and conditions as were applicable under such AMBIA Stock Option, 4/45 shares of Common Stock of the Company, at an exercise price of $1.69 per share with the same expiration date as each such AMBIA Stock Option. Replacement Options to purchase a total of 34,650 shares of the Company's Common Stock were granted to replace the previously granted AMBIA Stock Options. Pursuant to the Merger Agreement, each Replacement Option is to be treated as a non-qualified stock option under the Code and, if possible, as granted pursuant to the terms and conditions of the 1995 Plan and the AMBIA Stock Option agreement entered into by AMBIA and the participant in the AMBIA Equity Incentive Plan.

     Pursuant to a Consent and Waiver dated August 27, 1997, the AMBIA Shareholders have agreed to waive the requirement under the Merger Agreement that the Company file a Form S-8 Registration Statement relating to the shares underlying the Replacement Options within 45 days of the Effective Time of the Merger. In exchange for such waiver, the Company has agreed to make the Replacement Options subject to the terms and conditions of the Plan. In addition, the Company is obligated to file a Form S-8 for the shares underlying the Replacement Options no later than 60 days after the Company's shareholders approve the proposed amendment to the 1995 Plan. The Company will issue new stock option agreements for the Replacement Options as soon as practicable.

CHANGE OF CONTROL

     The 1995 Plan provides that upon the occurrence of an event constituting a "change of control," all options granted under the 1995 Plan immediately become fully exercisable. A "change of control" will be deemed to have occurred under the 1995 Plan if any person or organization becomes the beneficial owner, directly or indirectly, of either (i) a majority of the Company's outstanding shares of Common Stock or (ii) securities of the Company representing a majority of the combined voting power of the Company's then outstanding voting securities.

NON-TRANSFERABILITY

     Options granted under the 1995 Plan may not be assigned or transferred by an optionee except by will or the laws of descent and distribution or, except as to Incentive Options, pursuant to a qualified domestic relations order as defined in the Code. During the lifetime of the optionee, options granted under the 1995 Plan will be exercisable only by the optionee or the optionee's guardian or legal representative.

AMENDMENT OF THE 1995 PLAN

     The Board of Directors of the Company has the right to amend, modify, suspend or terminate the 1995 Plan at any time, provided that no amendment may be made without shareholder approval to (i) increase the number of shares of Common Stock which may be issued pursuant to the 1995 Plan, (ii) materially increase the benefits accruing to participants under the 1995 Plan, (iii) decrease the minimum exercise price in the case of an Incentive Option or (iv) materially modify the provisions of the 1995 Plan relating to eligibility to receive options. The 1995 Plan provides that no amendment, modification, suspension or termination of the 1995 Plan may, without the consent of the optionee, adversely alter or impair any previously granted option.


FEDERAL INCOME TAX TREATMENT

     The following is a brief description of the federal income tax treatment which generally applies to options granted under the 1995 Plan, based on federal income tax laws in effect on the date hereof.

     INCENTIVE STOCK OPTIONS

     Pursuant to the 1995 Plan, Officer/Employee Participants may be granted options which are intended to qualify as Incentive Options under the provisions of Section 422 of the Code. Generally, the optionee is not taxed and the Company is not entitled to a deduction on the grant or the exercise of an Incentive Option. However, if the optionee disposes of the shares acquired upon the exercise of an Incentive Option at any time within (i) one year after the date the shares are transferred to the optionee pursuant to the exercise of such Incentive Option or (ii) two years after the date of grant of such Incentive Option (a "disqualifying disposition"), the optionee will recognize ordinary income in an amount equal to the excess, if any, of the lesser of the amount realized on the date of such disposition or the fair market value of the Company's stock on the date of exercise, over the exercise price of such Incentive Option (with any remaining gain being taxed as a capital gain). In such an event, the Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by such optionee. If the optionee does not dispose of the option shares within the above described time limits, there will be no ordinary income recognized upon any subsequent sale or other disposition of the shares, but rather capital gain or loss will be recognized in an amount equal to the difference between the amount realized on the sale or disposition and the exercise price. The Company will not be entitled to any deduction in this event. Finally, exercise of an Incentive Option may result in alternative minimum tax liability for the optionee. Any excess of the fair market value of the stock on the date the Incentive Option is exercised over the option exercise price will be included in the calculation of the optionee's alternative minimum taxable income, which may subject the optionee to the alternative minimum tax. The portion of any such alternative minimum tax attributable to the exercise of an Incentive Stock Option can be credited against the optionee's regular tax liability in later years to the extent that in any such year the optionee's regular tax liability exceeds the alternative minimum tax.

     NON-QUALIFIED STOCK OPTIONS

     The grant of an option which does not qualify for treatment as an Incentive Option generally is not a taxable event for the optionee. However, upon exercise, the optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the stock acquired upon exercise (determined as of the date of exercise) over the exercise price of such option, and the Company will generally be entitled to a deduction equal to such amount. Upon the later disposition of the option shares acquired upon exercise, appreciation (or depreciation) after the date of exercise will be treated as capital gain (or loss) to the optionee and will have no tax effect as to the Company.

     SPECIAL RULES FOR SECTION 16 INSIDERS

     If a Non-Qualified Option has been held for less than six months at the time of exercise, and the exercise price of the option is equal to or less than the fair market value of the acquired shares at the time of exercise, an officer, director or more than 10% shareholder of the Company subject to the provisions of Section 16 of the Exchange Act (an "Insider") will not be taxed until the earlier of (i) the expiration of the six-month holding period beginning on the date of grant of the Non-Qualified Option, or (ii) the sale of the acquired shares, at which time the Insider will recognize ordinary income in an amount equal to the excess, if any, of the then fair market value of the acquired shares over the exercise price of the Non- Qualified Option. Alternatively, pursuant to Section 83(b) of the Code, the Insider may file a written election with the IRS within 30 days after exercise of the Non-Qualified Option to recognize ordinary income equal to the excess, if any, of the fair market value of the Common Stock on the date of exercise over the exercise price. The capital gains holding period for the acquired shares will commence immediately following the date on which the optionee is required to recognize ordinary income, and any appreciation (or depreciation) realized following such date will be taxed as a capital gain (or loss).

     SECTION 162(M)

     Section 162(m) of the Code precludes a public corporation from taking an income tax deduction for certain compensation in excess of $1 million paid to its chief executive officer or any of its four other highest paid executive officers. This limitation does not apply to certain performance-based compensation. Based upon the Code and the regulations under Section 162(m), the Company believes that any compensation expense generated upon the exercise of stock options granted under the Plan will be deductible by the Company for federal income tax purposes to the extent the options are tied to performance-based criteria.

PLAN BENEFITS

     The table below shows the number of shares underlying stock options that were granted during the following periods to the following individuals and groups under the Plan:


 NAME AND POSITION/GROUP                  YEAR ENDED DECEMBER 31, 1996                PERIOD FROM JANUARY 1, 1997
                                                                                      THROUGH SEPTEMBER 25, 1997

Christopher P.Dettmar, Chief                      --                                                15,000
Financial Officer

Harry Kaplowitz, President and
Director                                         20,000                                              7,500  (5)

Dr. Robert Loane, Senior Vice
President                                         6,000  (1)                                          --

Richard M. Tworek, Executive
Vice President and Director                      20,000                                             20,000

Current executive officer group                  46,000  (2)                                        42,500  (7)
(4 persons)

Current directors who are not
executive officers as a group                    93,998  (3)                                        56,498  (8)
(6 persons)

All employees (other than
current executive officers) as a                216,995  (4)                                       153,277  (9)
group (43 persons)

------------------------------------------


                                      7


(1) During 1996, Dr. Loane exercised an option to purchase 5,444 shares at an exercise price of $1.085 per share.

(2) During 1996, the current executive officers as a group exercised options to purchase a total of 5,444 shares at an exercise price of $1.085 per share.

(3) During 1996, the current directors who are not executive officers as a group exercised options to purchase a total of 124,530 shares at an average exercise price of $1.244 per share.

(4) During 1996, the current employees who are not executive officers as a group exercised options to purchase a total of 46,880 shares at an average exercise price of $1.905 per share.

(5) During the period from January 1, 1997 through September 25, 1997, Mr. Kaplowitz exercised options to purchase a total of 2,332 shares at an exercise price of $5.619 per share.

(6) During the period from January 1, 1997 through September 25, 1997, Dr. Loane exercised an option to purchase 8,550 shares at an exercise price of $2.818 per share.

(7) During the period from January 1, 1997 through September 25, 1997, current executive officers as a group exercised options to purchase a total of 10,882 shares at an average exercise price of $3.418 per share.

(8) During the period from January 1, 1997 through September 25, 1997, the current directors who are not executive officers as a group exercised options to purchase a total of 9,332 shares at an average exercise price of $3.172 per share.

(9) During the period from January 1, 1997 through September 25, 1997, the current employees who are not executive officers as a group exercised options to purchase a total of 29,725 shares at an average exercise price of $3.423 per share.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1995 PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE UNDER THE PLAN.

                      BENEFICIAL OWNERSHIP OF SECURITIES

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as to each person or group known to be a beneficial owner of more than five percent of the Common Stock of the Company as of August 31, 1997. Each beneficial owner has sole voting and investment power with respect to such shares, unless otherwise specified below.


              Name and Address                                                        Percent
             of Beneficial Owner                       Number of Shares               of Class
 ------------------------------------------------------------------------------------------------------
 Richard T. Bueschel
 Suite 198                                                 181,421  (1)                  6.65%
 48 Par-La-Ville Road
 Hamilton HM 11 Bermuda

 Alan S. Fisher
 ONSALE, Inc.
 1861 Landings Drive                                       252,878  (2)                  9.27%
 Mountain View, CA 94043

 Harry Kaplowitz
 Infodata Systems Inc.
 12150 Monument Drive                                      152,533  (3)                  5.59%
 Fairfax, VA 22033

 Razi Mohiuddin
 Infodata Systems Inc.
 1953 Landings Drive                                       147,121  (4)                  5.40%
 Mountain View, CA 94043

 Richard M. Tworek
 Infodata Systems Inc.
 12150 Monument Drive                                      197,087  (5)                  7.23%
 Fairfax, VA 22033

------------------------------

(1) Includes 122,051 shares subject to presently exercisable stock options or stock options exercisable within 60 days.

(2) Includes 37,391 shares subject to an Escrow Agreement dated July 22, 1997, by and among Alan Fisher, Razi Mohiuddin, the Company and SETTLEMENTCORP as escrow agent, pursuant to which Mr. Fisher shall be entitled to vote such shares.

(3)  Includes 103,547 shares subject to presently exercisable stock options.

(4) Includes 22,069 shares subject to an Escrow Agreement dated July 22, 1997, by and among Alan Fisher, Razi Mohiuddin, the Company and SETTLEMENTCORP as escrow agent, pursuant to which Mr. Mohiuddin shall be entitled to vote such shares.

(5)  Includes 13,333 shares subject to presently exercisable stock options.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's shares of Common Stock owned on August 31, 1997, by each of the Company's directors and by all directors and executive officers as a group. Each person has sole voting and investment power with respect to such securities, unless otherwise specified below.


                                                          Amount and Nature               Percent
                NAME OF INDIVIDUAL                         of BENEFICIAL                  OF CLASS
                                                              OWNERSHIP

Richard T. Bueschel                                          181,421  (1)                  6.65%

Alan S. Fisher                                               252,878  (2)                  9.27%

Laurence C. Glazer                                            67,070  (3)                  2.46%

Harry Kaplowitz                                              152,533  (4)                  5.59%

Robert M. Leopold                                            115,780  (5)                  4.25%

Robert J. Loane                                               67,355  (6)                  2.47%

Isaac M. Pollak                                              109,372  (7)                  4.01%

Millard H. Pryor, Jr.                                         28,828  (8)                  1.06%

Richard M. Tworek                                            197,087  (9)                  7.23%

All directors and
executive officers as a group (10                          1,177,324 (10)                 43.17%
persons)

------------------------------

(1) Includes 122,051 shares subject to presently exercisable stock options or stock options exercisable within 60 days.

(2) Includes 37,931 shares subject to an Escrow Agreement dated July 22, 1997, by and among Alan Fisher, Razi Mohiuddin, the Company and SETTLEMENTCORP as escrow agent, pursuant to which Mr. Fisher shall be entitled to vote such shares.

(3)  Includes 4,666 shares subject to presently exercisable stock options.

(4)  Includes 103,547 shares subject to presently exercisable stock options.

(5) Includes 64,270 shares subject to presently exercisable stock options or stock options exercisable within 60 days.

(6)  Includes 14,886 shares subject to presently exercisable stock options.

(7) Includes 12,200 shares owned by LGP Ltd. Profit Sharing Trust for which Mr. Pollak has sole voting and investment power. Includes 26,440 shares subject to presently exercisable stock options.

(8)  Includes 9,332 shares subject to presently exercisable stock options.

(9)  Includes 13,333 shares subject to presently exercisable stock options.

(10) Includes 363,525 shares subject to presently exercisable stock options or stock options exercisable within 60 days.

                            SOLICITATION OF PROXIES

     The Company will bear the cost of solicitation of proxies. In addition to solicitation by the use of mails, certain officers or employees, without extra compensation, may solicit proxies personally and by telephone and telegraph. The Company may request banks, brokers, nominees, custodians, and fiduciaries to forward soliciting material to the beneficial owners of shares registered in their names. The Company will reimburse such persons for their expense incurred in such assistance.

                            SHAREHOLDERS' PROPOSALS

     Proposals of shareholders intended to be presented at the 1998 Annual Meeting must be received at the Company's Corporate Headquarters, 12150 Monument Drive, Fairfax, Virginia 22033, for inclusion in the Company's Proxy Statement and form of proxy relating to that Annual Meeting, no later than December 15, 1997.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, to shareholders at the Special Meeting, any matter other than what is specifically referred to in this Proxy Statement. If any other matters properly come before the Special Meeting, it is intended that the holders of the proxies will act in respect thereto in accordance with their best judgment.


                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            Harry Kaplowitz, President

Dated:         Fairfax, Virginia
               September 26, 1997

                                                                     EXHIBIT A

                             INFODATA SYSTEMS INC.

                        1995 AMENDED STOCK OPTION PLAN


1.   PURPOSE

     Infodata Systems Inc. (the "Company"), by means of this 1995 Stock Option Plan (the "Plan"), desires to afford certain of its directors, officers and certain selected employees, consultants and the officers and certain selected employees of any subsidiary thereof now existing or hereafter formed or acquired, an opportunity to acquire a proprietary interest in the Company, and thus to create in such persons an increased interest in and a greater concern for the welfare of the Company and any subsidiary. The Plan is the successor to the Company's Incentive Stock Option Plan and Non-Qualified Stock Option Plan that were approved by the Company's shareholders in 1991 and 1992, respectively (the "Prior Plans"). As used in the Plan, the term "subsidiary" shall mean any entity in which the Company, directly or indirectly, owns a controlling interest.

     The stock options described in Sections 6 and 7 hereof (the "Options"), and the shares of common stock, par value $.03 per share, of the Company (the "Common Stock") acquired pursuant to the exercise of such Options are a matter of separate inducement and are not in lieu of any salary or other compensation for services.

     The Options granted under Section 6 hereof are intended to be either incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not meet the requirements for Incentive Options ("Non-Qualified Options"), but the Company makes no warranty as to the qualification of any Option as an Incentive Option.

2.   ADMINISTRATION

     The Plan shall be administered by the Compensation Committee, or any successor thereto, of the Board of Directors of the Company or by such other committee as determined by the Board (the "Committee"). The Committee shall consist of not less than two members of the Board of Directors of the Company, each of whom shall qualify as a "disinterested person" to administer the Plan within the meaning of Rule 16b-3, as amended, or other applicable rules under
Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee shall administer the Plan so as to conform at all times with the provisions of Rule 16b-3 promulgated under the Exchange Act. A majority of the Committee shall constitute a quorum, and subject to the provisions of Section 5 hereof, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved unanimously in writing by the Committee, shall be the acts of the Committee.

     The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ attorneys, consultants, accountants, or other persons and the Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all persons who have received grants under the Plan, the Company and all other interested persons. No member or agent of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan and all members and agents of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

3.   SHARES AVAILABLE

     Subject to the adjustments provided in Section 9 hereof, the maximum aggregate number of shares of Common Stock which may be purchased pursuant to the exercise of Options granted under the Plan shall not exceed 1,011,000. [THIS AMOUNT WILL INCREASE TO 1,511,000 SHARES FOLLOWING APPROVAL BY THE SHAREHOLDERS OF AN INCREASE IN THE NUMBER OF AVAILABLE SHARES UNDERLYING THE OPTIONS.] If, for any reason, any shares as to which Options have been granted cease to be subject to purchase thereunder, including without limitation the expiration of such Options, the termination of such Options prior to exercise or the forfeiture of such Options, such shares thereafter shall be available for grants to such individual or other individuals under the Plan. Options granted under the Plan may be fulfilled in accordance with the terms of the Plan with either authorized and unissued shares of Common Stock or issued shares of such Common Stock held in the Company's treasury or both, at the discretion of the Company.

4.   ELIGIBILITY AND BASES OF PARTICIPATION

     Grants under the Plan (i) may be made, pursuant to Section 6 hereof, to certain selected employees and officers (but not to any director who is not also an employee) of the Company or any subsidiary thereof who are regularly employed on a salaried basis and who are so employed on the date of such grant (the "Officer and Certain Selected Employee Participants"); (ii) may be made, pursuant to Section 6 hereof, to directors of the Company, other than Committee Participants (as defined below), who are not employees and who are retained by the Company in such capacity on the date of such grant (the "Director Participants"); (iii) may be made, pursuant to Section 6 hereof, to consultants or advisors, provided that the services rendered by such consultants or advisors shall not be in connection with the offer or sale of securities in a capital-raising transaction (the "Consultant Participants") (the Officer and Certain Selected Employee Participants, Director Participants and Consultant Participants are hereinafter collectively referred to as the "Grant Participants"); and (iv) may be made, pursuant to Section 7 hereof, to individuals who serve on the Committee or have been named to serve on the Committee in the future (the "Committee Participants").

5.   AUTHORITY OF COMMITTEE

     Subject to and not inconsistent with the express provisions of the Plan and the Code, the Committee shall have plenary authority, in its sole discretion, to:

     a. other than with respect to Committee Participants, determine the persons to whom Options shall be granted, the time when such Options shall be granted, the number of shares of Common Stock underlying each Option, the purchase price or exercise price of each Option, the restrictions to be applicable to Options and the other terms and provisions thereof (which need not be identical);

     b. provide an arrangement through registered broker-dealers whereby temporary financing may be made available to an optionee by the broker-dealer for the purpose of assisting the optionee in the exercise of an Option;

     c. establish procedures for an optionee to pay the exercise price of an Option in whole or in part by delivering that number of shares of Common Stock owned by such optionee; or for the collection of any taxes required by any government to be withheld or otherwise deducted and paid by the Company or any subsidiary in respect of the issuance or disposition of Common Stock acquired pursuant to the exercise of an Option granted hereunder, which procedures may include payment in whole or in part through the delivery of shares of Common Stock owned by the optionee valued on the basis of the Fair Market Value (as defined in Section 11 hereof) on the date preceding such exercise;

     d. prescribe, amend, modify and rescind rules and regulations relating to the Plan;

     e. make all determinations specified in or permitted by the Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business; and

     f. establish any procedures determined to be appropriate in discharging its responsibilities under the Plan.

6.   STOCK OPTIONS FOR GRANT PARTICIPANTS

     The Committee shall have the authority, in its sole discretion, to grant Incentive Options or Non- Qualified Options or both Incentive Options and Non-Qualified Options to Grant Participants (any such Options are hereinafter collectively referred to as the "Participant Options") during the period beginning on the date on which the Plan is approved by the holders of a majority of the Company's outstanding shares of Common Stock and Preferred Stock, voting as a class (the "Effective Date") and ending on the tenth anniversary of the Effective Date (the "Termination Date"). Notwithstanding anything contained herein to the contrary, Incentive Options may be granted only to Officer and Certain Selected Employee Participants. As a condition to the granting of any Option, the Committee shall require that the person receiving such Option agree not to sell or otherwise dispose of any Common Stock acquired pursuant to such Option for a period of six months following the date of the grant of such Option. The terms and conditions of the Participant Options shall be determined from time to time by the Committee; PROVIDED, HOWEVER, that the Participant Options granted under the Plan shall be subject to the following:

     a. EXERCISE PRICE. The exercise price for each share of Common Stock purchasable under any Participant Option granted hereunder shall be such amount as the Committee, in its best judgment, shall determine to be not less than 100% of the Fair Market Value (as defined in Section 11 hereof) per share on the date the Participant Option is granted; PROVIDED, HOWEVER, that in the case of an Incentive Option granted to a person who, at the time such Incentive Option is granted, owns shares of capital stock of the Company, or of any subsidiary of the Company, having more than 10% of the total combined voting power of all classes of shares of capital stock of the Company or of such subsidiary, the exercise price for each share shall be not less than 110% of the Fair Market Value (as defined in Section 11 hereof) per share on the date the Incentive Option is granted. In determining the stock ownership of a person for purposes of this Section 6, the rules of Section 424(d) of the Code shall be applied and the Committee may rely on representations of fact made to it by such person and believed by it to be true. The exercise price of the Participant Options will be subject to adjustment in accordance with the provisions of Section 9 hereof.

     b. PAYMENT. The exercise price per share of Common Stock with respect to each Participant Option shall be payable at the time the Participant Option is exercised. Such price shall be payable in cash, which may be paid by wire transfer in immediately available funds, by check, by a commitment by a broker-dealer to pay to the Company that portion of any sale proceeds receivable by the optionee upon exercise of a Participant Option or by any other instrument acceptable to the Company or, in the discretion of the Committee, by delivery to the Company of shares of Common Stock. Shares delivered to the Company in payment of the exercise price shall be valued at the Fair Market Value (as defined in Section 11 hereof) of the Common Stock on the business day immediately preceding the date of the exercise of the Participant Option.

     c.   EXERCISABILITY OF PARTICIPANT OPTIONS. Subject to this Section 6 and
          Section 8 hereof, each Participant Option shall vest and become exercisable on the dates and in the amounts set forth in the particular stock option agreement between the Company and the optionee; PROVIDED, HOWEVER, that a Participant Option shall expire not later than five years from the date such Option is granted. The right to purchase shares shall be cumulative so that when the right to purchase any shares has accrued, such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Participant Option.

     d. DEATH. In the event of the death of an optionee, all Participant Options held by such optionee on the date of such death shall vest in full and become immediately exercisable. Upon such death, the legal representative of such optionee, or such person who acquired such Participant Options by bequest or inheritance or by reason of the death of the optionee, shall have the right for one year after the date of death (but not after the expiration or termination of the Participant Options), to exercise such optionee's Participant Options with respect to all or any part of the shares of Common Stock subject thereto.

     e. DISABILITY. If the employment of an optionee is terminated because of Disability (as defined in Section 11 hereof), all Participant Options held by such optionee on the date of such termination shall vest in full and become immediately exercisable. Such optionee shall have the right for one year after the date of such termination (but not after the expiration or termination of the Participant Options), to exercise such optionee's Participant Options with respect to all or any part of the shares of Common Stock subject thereto.

     f. RETIREMENT. In the event the employment of an Officer and Certain Selected Employee Participant is terminated by reason of the Retirement (as defined in Section 11 hereof) of the optionee, all Participant Options held by such optionee on the date of such termination shall vest in full and become immediately exercisable. Such optionee shall have the right for three months after the date of such termination (but not after the expiration or termination of the Participant Options), to exercise such optionee's Participant Options with respect to all or any part of the shares of Common Stock subject thereto. The Committee, in its discretion, shall determine whether an optionee's employment was terminated by reason of Retirement and whether such optionee is entitled to the treatment afforded by this subsection f.

     g. OTHER TERMINATION. If the employment of an Officer and Certain Selected Employee Participant is terminated for any reason other than those specified in subsections d, e, and f of this Section 6, such optionee shall have the right for 30 days after the date of such termination (but not after the expiration or termination of the Participant Options), to exercise such optionee's Participant Options with respect to all or any part of the shares of Common Stock which such optionee was entitled to purchase immediately prior to the time of such termination.

     h. CESSATION OF DIRECTORSHIP. In the event a Director Participant shall cease to be a director of the Company, such optionee shall have the right for 90 days after the date of such cessation (but not after the expiration or termination of the Participant Options), to exercise such optionee's Participant Options with respect to all or any part of the shares of Common Stock subject thereto.

     i. MAXIMUM EXERCISE. To the extent the aggregate Fair Market Value (as defined in Section 11 hereof) of Common Stock (determined at the time of the grant) with respect to which Incentive Options are exercisable for the first time by an optionee during any calendar year under all plans of the Company or any subsidiary, exceeds $100,000, or such other amount as may be prescribed under Section 422 of the Code or applicable regulations or rulings from time to time, the excess thereof shall be treated as Non-Qualified Options and not as Incentive Options.

7.   STOCK OPTION GRANTS TO COMMITTEE PARTICIPANTS

     During the term of the Plan, on the date that a director of the Company commences service on the Committee (which in the case of the initial members of the Committee shall be deemed to be the Effective Date), and on the date of any subsequent annual meeting of the holders of the Common Stock at which a director is elected and appointed or reappointed to serve on the Committee, such Committee Participant automatically shall be granted a Non-Qualified Option to purchase 2,000 shares of Common Stock, which Non-Qualified Option, except as otherwise provided in this Section 7 or Section 8 hereof, shall become fully exercisable immediately upon grant as to all of the shares covered thereby. (A Non-Qualified Option granted to a Committee Participant pursuant to this Section 7 is referred to as a "Committee Option".) As a condition to the granting of any Committee Option, the person receiving such Committee Option shall agree not to sell or otherwise dispose of any Common Stock acquired pursuant to such Option for a period of six months following the date of the grant of such Option. The terms and conditions of the Committee Options shall be as follows:

     a. OPTION PRICE. The exercise price of each share of Common Stock purchasable under any Committee Options shall be such amount as the Committee, in its best judgment, shall determine to be 100% of the Fair Market Value (as defined in Section 11 hereof) per share at the date the Committee Option is granted.

     b. PAYMENT. The exercise price per share of Common Stock with respect to each Committee Option and any withholding tax due in connection with such exercise may be paid by any of the methods described under
          Section 6b hereof.

     c. EXERCISABILITY. Except as provided in subsection d of this Section 7, no Committee Option shall be exercisable after the earlier of (i) the expiration of five years from the date such Committee Option is granted and (ii) 90 days after such Committee Participant ceases for any reason to be a director of the Company.

     d. DEATH. In the event of the death of any Committee Participant, the estate of the Committee Participant shall have the right for one year after the date of death (but not after the expiration or termination of such Committee Options), to exercise such Committee Partici pant's Committee Options with respect to all or any part of the shares of Common Stock subject thereto.

     e. AMENDMENT. The provisions of this Section 7 shall not be amended more than one time in any six-month period, other than to comport with any amendments to the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder.

8.   CHANGE OF CONTROL

     Notwithstanding any provision herein to the contrary, upon the occurrence of an event constituting a Change of Control (as defined in Section 11 hereof), all Options granted under the Plan immediately shall become fully exercisable.

9.   ADJUSTMENT OF SHARES

     In the event the outstanding shares of Common Stock shall be increased or decreased or changed into or exchanged for a different number of kind of shares of stock or other securities of the Company or another corporation by reason of any consolidation, merger, combination, liquidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of the Company, the number or kind of shares or interests subject to an Option and the per share price or value thereof shall be appropriately adjusted by the Committee at the time of such event. Any fractional shares or interests resulting from such adjustment shall be eliminated. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of Section 424(a) of the Code and (ii) in no event shall any adjustment be made that would result in an Incentive Option failing to be treated as an "incentive stock option" for purposes of Section 422 of the Code. In addition, in such event the Board of Directors of the Company shall appropriately adjust the number of shares of Common Stock for which Options may be granted under the Plan.

10.  MISCELLANEOUS PROVISIONS

     a. ASSIGNMENT OR TRANSFER. No grant of any "derivative security" (as defined by Rule 16a-1(c) under the Exchange Act) made under the Plan or any rights or interests therein shall be assignable or transferable by an optionee except by will or the laws of descent and distribution or, except as to Incentive Options, pursuant to a qualified domestic relations order as defined in the Code. During the lifetime of an optionee, Options granted hereunder shall be exercisable only by the optionee or the optionee's guardian or legal representative.

     b. INVESTMENT REPRESENTATION. If a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Common Stock issuable upon exercise of an Option is not in effect at the time such Option is exercised, the Company may require, for the sole purpose of complying with the Securities Act, that prior to delivering such Common Stock to the exercising optionee such optionee must deliver to the Secretary of the Company a written statement (i) representing that such Common Stock is being acquired for investment only and not with a view to the resale or distribution thereof, (ii) acknowledging that such Common Stock may not be sold unless registered for sale under the Securities Act or pursuant to an exemption from such registration and (iii) agreeing that the certificates evidencing such Common Stock shall bear a legend to the foregoing effect.

     c. COSTS AND EXPENSES. The costs and expenses of administering the Plan shall be borne by the Company and shall not be charged against any Option nor to any person receiving an Option.

     d. FUNDING OF PLAN. The Plan shall be unfunded. The Company shall not be required to make any segregation of assets to assure the satisfaction of any Option under the Plan.

     e. OTHER INCENTIVE PLANS. The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for officers, directors or employees.

     f. EFFECT ON EMPLOYMENT. Nothing contained in the Plan or any agreement related hereto or referred to herein shall affect, or be construed as affecting, the terms of employment of any Grant Participants except to the extent specifically provided herein or therein. Nothing contained in the Plan or any agreement related hereto or referred to herein shall impose, or be construed as imposing, an obligation on (i) the Company or any subsidiary to continue the employment of any Grant Participant or (ii) any Grant Participant to remain in the employ of the Company or any subsidiary.

     g. TERMINATION OR SUSPENSION OF THE PLAN. The Board of Directors may at any time suspend or terminate the Plan. The Plan, unless sooner terminated under Section 12 of the Plan or by action of the Board of Directors, shall terminate at the close of business on the
          Termination Date. Options may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Option was granted. The power of the Committee to construe and administer any Option granted prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

     h. SAVINGS PROVISION. With respect to persons subject to Section 16 of the Exchange Act, the transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails so to comply, it shall be deemed null and void to the extent permitted by law.

     i. PARTIAL INVALIDITY. The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

11.  DEFINITIONS

     a. "Fair Market Value", as it relates to the Common Stock, shall mean the average of the high and low sale prices of such Common Stock on the date such determination is required herein, or if there were no sales on such date, the average closing bid and asked prices, as reported on the national securities exchange on which the Company's Common Stock is listed or, in the absence of such listing, on the Nasdaq National Market or Small Cap Market or, if such Common Stock is not at the time listed on a national securities exchange or traded on the Nasdaq National Market or Small Cap Market, the value of such Common Stock on such date as determined in good faith by the Committee.

     b. "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code.

     c. "Change of Control" shall be deemed to have occurred if, subsequent to the Effective Date of this Plan, any "person" (as such term is defined in Section 13(d) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of either (x) a majority of the Common Stock or (y) securities of the Company representing a majority of the combined voting power of the Company's then outstanding voting securities.

     d. "Retirement" shall mean the date upon which a Grant Participant, having attained an age as may be determined by the Committee in its sole discretion, terminates his employment with the Company or any subsidiary, provided that such Grant Participant has been employed by the Company or any subsidiary.

12.  AMENDMENT OF PLAN

     The Board of Directors of the Company shall have the right to amend, modify, suspend or terminate the Plan at any time, provided that no amendment shall be made without shareholder approval which shall (i) increase the total number of shares of the Common Stock of the Company which may be issued and sold pursuant to Options granted under the Plan (except for increases due to adjustments in accordance with Section 9 hereof), (ii) materially increase the benefits accruing to participants under the Plan, (iii) decrease the minimum exercise price in the case of an Incentive Option or (iv) materially modify the provisions of the Plan relating to eligibility with respect to Options. In no event may the Plan be amended in any way that would retroactively impair the Committee's discretion. The Board of Directors shall be authorized to amend the Plan and the Options granted thereunder (A) to qualify such Options as "incentive stock options" within the meaning of Section 422 of the Code or
(B) to comply with Rule 16b-3 (or any successor rule) under the Exchange Act. No amendment, modification, suspension or termination of the Plan, without the consent of the holder thereof, shall adversely alter or impair any Options previously granted under the Plan.

13.  EFFECTIVE DATE

     The Plan shall become effective on the Effective Date. Subject to the right of the Board of Directors to terminate the Plan at any time pursuant to
Section 12 hereof, the Plan shall remain in effect until the earlier of (i) the date that Options covering all shares of Common Stock issuable under the Plan have been granted or (ii) the Termination Date.

                                                                         PROXY


                             INFODATA SYSTEMS INC.


     The undersigned hereby appoints CURTIS D. CARLSON and HARRY KAPLOWITZ, or either of them individually, with full power of substitution, to act as proxy and to represent the undersigned and to vote all shares of common stock of Infodata Systems Inc. which the undersigned is entitled to vote and would possess if personally present at a Special Meeting of Shareholders to be held at the Company's headquarters on Wednesday, November 5, 1997, at 10:00 a.m. and at all adjournments thereof upon the following matters:

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 LISTED ON THE REVERSE SIDE. PROXIES ARE GRANTED THE DISCRETION TO VOTE UPON ALL OTHER MATTERS THAT MAY PROPERLY BE BROUGHT BEFORE THE MEETING.

                 (Continued, and to be signed on reverse side)

                             FOLD AND DETACH HERE

    [X] Please mark
        your vote
        as this example

                             FOR    AGAINST     ABSTAIN          Change of
                                                                 Address [ ]
                             [ ]      [ ]         [ ]
1.  Approval of Amendment
    to 1995 Stock Option Plan

                                             I plan to        I do not plan
                                             attend the [ ]   to attend the [ ]
                                             meeting          meeting

SIGNATURE(S)_____________________DATE_____________

NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such.